EXHIBIT 4.1
                                                                     -----------

                                  NESTOR, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


Number                                                      Shares

RS 7185
                                                       CUSIP 641074 50 5
                                              SEE REVERSE FOR CERTAIN DEFINITION

THIS CERTIFIES THAT










is the owner of


             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE OF

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                        ----------NESTOR, INC.----------
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Transferable  on the books of the  Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned and registered by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


------------------------------------       -------------------------------------
                          Secretary                                  President

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -.....Custodian.....
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
 JT TEN - as joint tenants with right of                    under Uniform Gifts
          survivorship and not as tenants                   to Minors
          in common                                         Act.................
                                                                 (State)

        Additional abbreviations may also be used not in the above list.

For value received,                      , hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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--------------------------------------------------------------------------shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint , Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                 NOTICE:      THE SIGNATURE TO THIS  ASSIGNMENT  MUST CORRESPOND
                              WITH  THE  NAME AS  WRITTEN  UPON  THE FACE OF THE
                              CERTIFICATE   IN   EVERY    PARTICULAR,    WITHOUT
                              ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR   INSTITUTION   (BANKS,    STOCKBROKERS,
SAVINGS  AND LOAN  ASSOCIATION  AND CREDIT  UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION   PROGRAM),   PURSUANT  TO  S.E.C.  RULE
17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.